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☐	Soliciting Material Pursuant to § 240.14a-12

Forest Laboratories, Inc.
(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Dr. Alexander J. Denner

Dr. Richard Mulligan

Professor Lucian A. Bebchuk

Dr. Eric J. Ende

Mayu Sris

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II L.P.

Icahn Partners Master Fund III L.P.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital L.P.

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

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The Icahn Group has launched a website entitled “Fix Forest Laboratories” – http://www.fixforest.com/

ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL–FREE: (800) 697–6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269–5550.

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Disclaimer:

This website includes information based on data found in filings with the SEC, independent industry publications and other sources. Although we believe that the data is reliable, we do not guarantee the accuracy or completeness of this information and have not independently verified any such information. We have not sought, nor have we received, permission from any third-party to include their information on this website.

Many of the statements on this website reflect our subjective belief. Although we have reviewed and analyzed the information that has informed our opinions, we do not guarantee the accuracy of any such beliefs.

Sections of this website refer to the experience of our nominees for director at Forest Laboratories during their tenure as directors of Biogen Idec, ImClone Systems Inc., Genzyme Corporation, Amylin Pharmaceuticals, and Enzon Pharmaceuticals. We believe their experience at these companies was a success and resulted in an increase in shareholder value that benefited all shareholders. However, their success at these companies is not necessarily indicative of future results at Forest Laboratories if our nominees were to be elected to the Forest Laboratories Board of Directors. In addition, we acknowledge that if elected, our nominees will be a minority of the directors and will not alone be able to adopt resolutions.

ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL–FREE: (800) 697–6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269–5550.

OTHER THAN AS EXPRESSLY INDICATED OTHERWISE ON THIS WEBSITE, CONSENT OF THE AUTHOR AND PUBLICATION HAS NOT BEEN OBTAINED TO USE ANY PREVIOUSLY PUBLISHED MATERIAL INCLUDED ON THIS WEBSITE AS PROXY SOLICITING MATERIAL.

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Help us Fix Forest Laboratories… Please Vote The Gold Card!

Forest Laboratories needs the Icahn nominees to successfully navigate imminent challenges

-Lexapro and Namenda patent expirations likely to significantly reduce revenue and profits

-Government sought to exclude CEO & Chairman Howard Solomon from doing business with federal health programs

-Current directors have not recognized or reacted to challenges as evidenced by inaction and lack of adequate succession planning

Forest Labs needs independent and experienced directors to face these challenges successfully:

-Icahn nominees have succeeded in similar situations at other healthcare companies

-Icahn representation will benefit Forest Labs and all shareholders by making available unique and valuable experience

Forest Labs lost value, while peers gained substantial value over the same period

Change in value %

150%

100

50

0

-50

-100

-65%

34%

47%

50%

52%

103%

FRX WPI CEPH ENDP MYL AGN

Change in value ($B) -$17B $2B $2B $1B $3B $11B

Note: Change in value represents change in market capitalization from March 2004 to March 2011 as defined by average of high and low stock price in quarter x diluted shares from quarter.

Source: Public documents

Support The Icahn Nominees and Vote The Gold Card!

> Click here to start by examining Forest Labs’ Lexapro and Namenda problems

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- Lexapro and Namenda patent expirations place 85% of net sales at risk

- Lexapro is 55% of FY11 product sales, patent expiration March 2012; Namenda 30% of FY11 product sales, patent expiration April 2015

SG&A expenses will be challenged by Lexapro patent expiration:

- Currently, Selling, General & Administrative Expenses are in line with industry peers as a percent of sales

- But the Lexapro patent expiration will immediately diminish sales

- This will push SG&A expenses well outside industry norms

Lexapro and Namenda patent expirations present significant headwinds

Annual product sales ($M)

$5,000M

4,000

3,000

2,000

1,000

0

$4,213M -$2,038M $1,045M $3,220M

Other Lexapro Lexapro Other Other

FY11A Lexapro patent expiration Growth in Other Products FY13E

Annual operating profit ($M)

$1,500M

1,000

500

0

$1,396M

-$1,144M

$252M

FY11A Lexapro patent expiration and Other Product growth

FY13E

Lexapro and Namenda patent expirations

place 85% of net sales at risk

Note: Fiscal year ends March 31; Lexapro 55% of FY11 product sales, patent expiration March 2012; Namenda 30% of FY11 product sales, patent expiration April 2015

Source: Analyst research; Public documents

> Next: Department of Health & Human Services sought to ban CEO Howard Solomon from participating in federal healthcare programs...

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-Department of Health & Human Services sought to ban CEO Howard Solomon from participating in federal healthcare programs after paying $313 Million in settlement costs, including $164 Million in criminal penalties.

Management tenure includes multiply complaints from government & regulatory authorities

DoJ – USAtty

Subsidiary pled guilty to felony and misdemeanor charges in connection with obstruction of justice, off-label promotion and distribution of an unapproved drug

As a result, FRX forced to enter into corporate integrity agreement increasing administrative burdens and operational oversight through Sep. 2015

Received subpoena requesting documents relating to Benicar and Azor

Health Agencies

Department of Health and Human Services notified Chairman, CEO and President Howard Solomon that it may exclude him from participating in federal healthcare programs

Various government agencies brought actions alleging overcharging of Medicaid drug reimbursement

Forest Labs admitted suppression of negative European Celexa pediatric research results

Defendants in various state and federal actions regarding pediatric use of Celexa and Lexapro, specifically illegal kickback allegations to induce Rx

State & Federal Courts

Currently defending 56 product liability lawsuits

Defending class and collective action brought by current and former sales reps regarding overtime violations under FLSA

Defendant in various federal district courts regarding anti-trust laws in marketing of pharma products

Entered into stipulation of settlement to resolve breach of D&O fiduciary duties connected to Celexa and Lexapro marketing

NYSE

Publicly reprimanded

Forest Labs for failure to provide NYSE with at least 10 days notice of record date for 2011 annual meeting

Note: DoJ – USAtty represents Department of Justice, US Attorney’s Office; NYSE represents New York Stock Exchange

Source: Public documents

> Next: Over 90% of all revenue comes from just one therapeutic area. Central Nervous System drugs…

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- The recent departure of President and COO has led to CEO Howard Solomon taking on added responsibilities of President. Company has not publicity announced any succession plan

- Many investors are concerned by David Solomon’s recent promotion

Board responsible for poor succession planning, weak bench

- President & COO Olanoff resigns Dec. 10; Best replacement is Howard Solomon? No other choices?
- Many investors concerned by recent David Solomon promotion, possible successor to Howard Solomon?

Position	Office Holder 2004	Office Holder 2011
CEO	Howard Solomon	Howard Solomon
President	Kenneth Goodman	Howard Solomon
COO	Kenneth Goodman	?
CFO	John Eggers	Francis Perier
Marketing/Commercial Head	Elaine Hochberg	Elaine Hochberg
Scientific Affairs/ R&D Head	Lawrence Olanoff	Marco Taglietti
Corporate Development Head		David Solomon

Recent departure of President and COO has led to CEO Howard Solomon taking on added responsibilities of President. Company has not publicly announced any succession plan.

> Next: Over 90% of all revenue comes from just one therapeutic area, Central Nervous System drugs...

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- Over 90% of all revenue comes from just one therapeutic area, Central Nervous System drugs

- This is also the area where patents will expire on two critical drugs in the next 4 years

Scattered efforts across therapeutic areas may not fill gap from patent expirations

SCATTERED EFFORTS ACROSS 8 THERAPEUTICS AREAS

Gastro-enterology Linaclotide (Phase III)

Central Nervous System

Lexapro ($2,316M)

Namenda ($1,276M)

Savella ($90M)

Cariprazine (Phase III)

Cardio-vascular

Bystolic ($246M)

Azimilide (Phase III)

Apadenoson (Phase III)

Anti-Infective

Teflaro ($3M)

Celtazikline +

Avibactam (Phase II)

Endocrinology

Armour Thyroid

Levothroid

Thyrolar

TTP399 (Phase I)

OB / GYN Pediatric

Cervidil

Pain Management

Combunox

GRT 6005 (Phase II)

GRT 6006 (Phase I)

Respiratory

Aerobid

Daliresp

Aclidium (Phase III)

LAS 100977 (Phase II)

Note: ($M) represents FY 2011 sales ending March 31 or (current state of development)

Source: Public documents

Note: ($M) represents FY 2011 sales ending March 31 or (current state of development)

Source: Public documents

> Next: While SG&A against Specialty Pharma is in line today…

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- Forest Labs SG&A spending is currently in line with it’s Specialty Pharma peer group

Currently, Forest Labs SG&A spending in line with Specialty Pharma peer group

2010 SG&A % of net sales

50% 40 30 20 10 0

40% 39% 37% 34% 31% 30% 20% 19% 17%

AGN SHP WCRX CEPH ENDP FRX VRX MYL WPI

Note: FRX represents FY11 ending March; SG&A excludes unusual and one-time charges; AGN=Allergan, SHP=Shire, WCRX=Warner Chilcott, CEPH=Cephalon, ENDP=Endo Pharmaceuticals, FRX=Forest Labs, VRX=Veleant Pharmaceuticals, MYL=Mylan, WPI=Watson Pharmaceuticals

Source: Analyst research; Public documents

>And SG&A against Big Pharma is also acceptible today...

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- SG&A also in line compared to Big Pharma peer group

Similar situation when Forest Labs compares with Big Pharma peer group

2010 SG&A margin %

35% 30 25 20 15 10 5 0

31% 31% 30% 30% 30% 30% 29% 28% 27% 25% 24%

NVS LLY AZN BAY FRX GSK PFE MRK ABT SAN BMY

Note: FRX represents FY11 ending March; SG&A excludes unusual and one-time charges; NVS=Novartis, LLY= Eli Lilly, AZN=AstraZaneca, BAY=Bayer, GSK=GlaxoSmithKline, PFE=Pfizer, MRK=Merck, AABT=Abbot Labs, BMY= Bristol-Myers Squibb, SAN=Sanofi-Aventis

Source:Analyst research; Public documents

>The Lexapro patent expiration will have a signifcant effect on financials

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Lexapro Patent Expiration Will Severly Impact The Rest Of Forest Labs

-in FY11, Lexapro accounts for virtually all of Forest’s operating income

-Without Lexapro, SG&A expense would increase from 30% to 45%

-Without Lexapro, R&D expense would increase from 14% to 32%

-Without Lexapro, operating margin would decrease from 33% to 0%

Lexapro patent expiration will severely impact the rest of the company

FY2011 FRX -Lexapro =RestCo

Net sales ($M) $4,213 $2,316 $1,897

Cost of goods $964 $530 $434

SG&A 1,254 394 859

R&D 600 0 600

Operating Expenses $2,817 $924 $1,893

Operating Income $1,396 $1,392 $4

COGS % of sales 23% 23% 23%

SG&A % of sales 30% 17% 45%

R&D % of sales 14% 0% 32%

Operating margin % 33% 60% 0%

Note: COGS allocated by % net sales contribution; SG&A assumption of 6 months full SG&A% and 6 months $50M for Lexapro; R&D assumption of $0M to Lexapro; Excludes contract revenue & other income

Source: Analyst research; Public documents

> Next: And these problems will trigger overspending on SG&A against Specialty Pharma…

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- But excluding Lexapro, Forest Labs spends more on SG&A than the Specialty Pharma peer group

Excluding Lexapro, Forest Labs spends more on SG&A than Specialty Pharma

2010 SG&A % of net sales

50% 40 30 20 10 0

45% 40% 39% 37% 34% 31% 20% 19% 17%

FRX AGN SHP WCRX CEPH ENDP VRX MYL WPI

Note: FRX excludes Lexapro making some assumptions as prior slide and represents FY11 ending March; SG&A excludes unusual and one-time charges

Source: Analyst research; Public documents

> Next: Without Lexapro revenue, Forest Labs SG&A soars compared to Big Pharma peers

>Next: Without Lexapro revenue, Forest Labs SG&A soars compared to Big Pharma peers

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- Without Lexapro revenue, Forest Labs SG&A soars compared to Big Pharma peers

Similar situation as Forest Labs spends more on SG&A than Big Pharma peer group

2010 SG&A margin %

50% 40 30 20 10 0

45% 31% 31% 30% 30% 30% 29% 28% 27% 25% 24%

FRX NVS LLY AZN BAY GSK PFE MRK ABT SAN BMY

Note: FRX excludes Lexapro making same assumptions as prior slide and represents FY11 ending March; SG&A excludes unusual and one-time charges

Source: Analyst research; Public documents

>Next: Change is needed at FRX... Market Value destroyed over last 7 years

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Average Tenure Of Forest’s Newest Directors is 7 Years.

In That Time Forest’s Market Value Decreased From $26.6B To $9.3B, -65%

Competitors have fared much better than Forest’s 65% loss in market value:

- Allergan has increased in value from $11.0B to $22.4B, +100%

- Mylan increased from $6.7B to $10.1B, +33%

- Watson increased from $5.0B to $6.8B, +26%

- Cephalon increased from $3.5B to $5.2B, +33%

- Endo increased from $2.9B to $4.3B, +33%

While Forest shrinks in value, Howard Solomon has sold 75% of his own holdings since 2003, taking over $500 million in proceeds

Value destroyed over last ~ 7 years, average tenure of newest directors

Equity value ($B)

$30B 20 10 0

$26.6B March 2004 market cap.

$9.3B March 2011 market cap.

$11.0B

$22.4B

$6.7B

$10.1B

$5.0B

$6.8B

$3.5B

$5.2B

$2.9B

$4.3B

FRX AGN MYL WPI CEPH ENDP

Change in value -$17.3B $11.4B $3.4B $1.7B $1.4B

Note: Market cap. = average of high and low stock price in quarter x diluted shares from quarter

Source: Public documents

> Next: Forest lost value while peers gained value over the same period...

Forest Labs lost value while peers gained substantial value over the same period

Change in value %

150% 100 50 0 -50 -100

-65% 34% 47% 50% 52% 103%

FRX WPI CEPH ENDP MYL AGN

Change in value ($B) -$17B $2B $2B $1B $3B $11B

Note: Change in value represents change in market capitalization from March 2004 to March 2011 as defined by average of high and low stock price in quarter x diluted shares from quarter

Source: Public documents

>Next: CEO Solomon’s compensation not tied to share performance...

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- While Forest Labs equity value declined by 65%, Howard Solomon was paid $60 Million

Chairman and CEO Solomon compensation not tied to share performance

Chairman & CEO Solomon compensation ($M)

$10M 8 6 4 2 0

$9.0M $7.0M $6.7M $5.4M $6.5M $6.6M $8.3M $8.9M

Other Options Stock Bonus Salary

FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011

While Forest Labs equity value declined by ~65%, Solomon paid ~$60M

Note: Fiscal year ends March 31

Source: Public documents

>Next: Current directors lack independence...

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Forest directors lacked independence and experience prior to Icahn campaign… and acknowledged this by replacing two of the four longest directors with no relevant experience

Prior to Icahn campaign, average director tenure ~ 23 years, lacked independence and experience

Name	Tenure (year joined)	Background	Lack of other recent public board experience	Inside director*	Former direct report of CEO
Howard Solomon	47 (1964)	Chairman, CEO and President, Forest Labs	●	●	○
Lawrence Olanoff	5 (2006)	Former President and COO, Forest Labs	●	●	●
Nesli Basgoz	5 (2006)	Associate Chief for Clinical Affairs, Division of Infectious Diseases, Mass. General Hospital Associate Professor, Harvard Medical School	●	○	○
William Candee	52 (1959)	Co-Chairman, TXX Services	●	○	○
George Cohan	34 (1977)	President, George Cohan Company	●	○	○
Dan Goldwasser	34 (1977)	Partner, Vedder Price	●	○	○
Kenneth Goodman	13 (1998)	Former President and COO, Forest Labs	●	●	●
Lester Salans	13 (1998)	Clinical Professor, Mount Sinai Medical School	●	○	○
Peter Zimetbaum	2 (2009)	Director of Clinical Cardiology, Beth Israel Deaconess Medical Center Associate Professor, Harvard Medical School	●	●	○

Forest Labs acknowledged need for change by replacing 2 of 4 longest tenured directors (Candee, Cohan) with no relevant experience

Note: *Inside director means inside director or affiliated inside director per ISS corporate governance standards; Assumes payment to Zimetbaum under consulting agreement of at least $10K
Source: ISS; Public documents

>Next: These director changes are needed now to fix Forest Labs...

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- Replacing Directors Solomon, Goldwasser, Goodman, and Salans with Icahn nominees will provide fresh perspective, independence, operational expertise, and highly relevant board experience

However, more director changes needed to successfully navigate imminent challenges

Director

Howard Solomon

Dan Goldwasser

Kenneth Goodman

Lester Salans

Reason to Replace

Length of tenure (47 years) leads us to believe a fresh perspective will benefit the company

OIG-HHS sought to exclude him from participating in federal healthcare programs

Multiple adverse civil, regulatory and legal decisions during tenure

Responsible for company’s poor positioning and lack of adequate succession planning

Length of tenure (34 years) leads us to believe a fresh perspective will benefit the company

No other recent public board experience

No operational experience

Former reporting relationship to Chairman and CEO leads us to question his objectivity and independence

No other recent public board experience

No operational experience

No other recent public board experience

Icahn nominees will provide fresh perspective, independence, operational expertise and highly relevant board experience

Next: Current Board not receptive to change; misstates facts about Icahn Nominees…

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- The current board has demonstrated it is not receptive to change by making the following statements about the Icahn Nominees

Current board not receptive to change, misstates facts regarding our nominees

Forest Board Statement

“Forest’s Board has carefully reviewed and considered Mr. Icahn’s nominees, and based on that analysis, we have concluded that his four candidates are far less qualified than our slate. . .”

“Mr. Icahn’s nominees bring no operational experience whatsoever. . .”

Howard Solomon, Chairman & CEO Kenneth Goodman, Presiding Independent Director

Facts

Forest Board has not interviewed or even contacted any of our nominees to evaluate their abilities or qualifications

Alex Denner and Richard Mulligan have extensive operational experience at ImClone Systems

Board’s “careful” review and analysis of our nominees makes us question Board’s diligence and judgment

Source: Forest Labs letter to shareholders, July 18, 2011

>Next: CEO Solomon has reduced his ownership by 75%, while selling $500 million in stock…

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- CEO Solomon has reduced his ownership by 75%, while selling $500 million in stock

Chairman and CEO Solomon’s investment in the company has decreased substantially

Solomon shares owned ($M) Solomon stock disposal ($M)

20M 15 10 5 0

15M 13M 11M 11M 6M 7M 6M 5M 4M

2003 2004 2005 2006 2007 2008 2009 2010 2011

$600M 400 200 0

$490M $42M $22M $554M

Sale Tax Gift Total

Solomon reduced ownership by ~75% while selling ~$500M of stock

Note: Tax represents stock used for tax payment purposes Source: Public documents

>Next: Icahn parties are much more aligned with shareholders than either CEO Solomon or Board and Management…

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- The Icahn Parties own 7.2% of all Forest shares, while Howard Solomon and the entire balance of the Board and executives each own 1.3%.

Icahn parties much more aligned with all shareholders than management or board

FRX shares owned (M) 19.9M

20M

15

10

5

0

% of o/s shares

Icahn Parties

7.2% 3.6M

3.5M

All other directors and executives Howard Solomon

1.3%

1.3%

Note: Howard Solomon’s 3.5M shares owned includes 2.3M options; All other directors and executives’ 3.6M shares includes 2.0M options Source: Public documents

>Next: Meet the Icahn Nominees…

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The Icahn Nominees Will Leverage Significant Experience To Benefit All Shareholders:

Alexander Denner

Key Qualifications:

- Managing Director, Icahn Partners

- Current director at Biogen Idec, Amylin Pharmaceuticals, Enzon Pharmaceuticals

- Former director at ImClone Systems, Adventrx Pharmaceuticals

Richard Mulligan

Key Qualifications:

- Mallinckrodt Professor of Genetics, Harvard Medical School

- Current director at Biogen Idec, Enzon Pharmaceuticals, Cellectis SA

- Former director at ImClone Systems, Somatix Therapy Corporation

Eric Ende

Key Qualifications:

- Co-founder, Silverback Group

- Former senior biotechnology and specialty pharma analyst, Merrill Lynch, Bank of America, Lehman Brothers (11 years)

- Current director at Mesa Therapeutics, ALEA Pharmaceuticals

- Former director at Genzyme

Lucian Bebchuk

Key Qualifications:

- William Friedman and Alicia Townsend Friedman Professor of Law, Economics and Finance and Director of the Program on Corporate Governance, Harvard Law School

- Renowned corporate governance expert

- Current director at OJSC MMC Norilsk Nickel

>Next: In service to other Biopharma companies, the Icahn nominees have created share price appreciation ranging from 14% to 102%, in a very short period of time…

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Icahn Nominees On Biopharma Boards Help Create Value For All Shareholders:

In service to other Biopharma companies, the Icahn nominees have created share price appreciation ranging from 14% to 102%, in a very short period of time… from 10 to 31 months after election.

Share price appreciation %

125%

100

75

50

25

0

14%

42%

97%

102%

AMLN

ENZN

GENZ

IMCL

BIIB

Months to realize

26

26

10

31

26

Note Share once appreciation represents change from day elected to Board to most recent price: Excludes companies with market cap <5:00M; AMLN-Amylin Pharmaceuticals, ENZN-Enzon Pharmaceuticals. GENZ-Genzyme. BIIB Biogec Idec. IMCL- ImClone Systems

Source: Public documents

Next: Bebchuk’s experience in governance, law, and compensation make him uniquely suited to join Forest’s board

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LABORATORIES

- Bebchuk’s experience in governance, law, and compensation make him uniquely suited to join Forest’s board

Bebchuk’s background and experiences make him uniquely qualified to contribute at Forest

Issue at Forest Labs Potential Solution

Lack of adequate succession plan

Nomination processes produced board lacking objectivity and independence

Lead director not independent by ISS standards and lacks sufficient power

Myriad legal and regulatory issues with multiple US government authorities

Flawed pay arrangements, allowing the CEO and two other top executives to unwind equity incentives quickly and falling to tie bonus compensation to performance

Place Bebchuk on Nominating and Governance Committee (currently has vacancy) to help the adoption of a succession plan, improve nomination processes, and strengthen role for the lead director

Place Bebchuk on the Board Compliance Committee to help the board’s oversight of the company’s handling of the legal/regulatory issues and its development of a company-wide Risk Management Program

Place Bebchuk on Compensation Committee (currently has vacancy) to contribute to improved design of pay arrangements that would place adequate limits on unwinding equity incentives and tie pay to performance

Relevant Experience

Bebchuk’s experiences as a Harvard Law School Professor, governance and compensation expert, and Norilsk Nickel director will enable him to improve Forest Labs’ corporate governance, pay structures, succession arrangements, and compliance programs

Legal expertise as a Harvard Law School professor Prepared a report for Pfizer’s independent directors evaluating the directors’ compliance-related choices during a six-year period

Bebchuk served as adviser to compensation czar Kenneth Feinberg in overseeing re-design of pay arrangements at major US firms

A leading authority on compensation design, has done substantial work on how to tie pay to performance and to provide executives with Incentives to focus on long-term value creation (see, e.g., “Paying for Long-Term Performance”. University of Pennsylvania Law Review, 2010 (with Fried))

Next: Ende’s Genzyme experience will be highly relevant at Forest Labs

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- Ende’s Genzyme experience will be highly relevant at Forest Labs

Ende will add value to Forest Labs, building upon highly relevant experience at Genzyme

Issue at Forest Labs

Entrenched board of directors lacking Independence

Negative operating leverage due to looming patent expirations

Myriad legal and regulatory issues with multiple US government authorities

Lack of focus in therapeutic areas

Unproven business development efforts

Potential Solution

Hold Forest Labs management and board accountable and push for cultural change

Evaluate Forest Labs for areas of potential cost reduction and/or reallocation of spending

Initiation and proper execution of comprehensive company-wide Risk Management Program

Evaluate each business unit for potential divestiture or spin-off and re-allocation of resulting capital to retained units

Independent analysis of all potential in-licensing and acquisition candidates to only move forward on deals with a strongly positive anticipated ROI

Relevant GENZ Experience

Board contained many long-standing directors (up to 27 years of service)

Ende worked constructively and objectively to gain trust, which enabled delivery of Independent views incorporated into decision making

Helped re-focus Board on fiduciary responsibilities to shareholders

Audit Committee member Ende oversaw $350M of cost reduction initiatives including 1,000 person RIF

Risk Oversight Committee member Ende oversaw initiation and implementation of comprehensive risk management program based on industry best practices

Ende helped evaluate each of 7 business units for potential divestiture or spin-off, eventually divesting three business units with cash reallocated towards share buybacks

Ende evaluated ROIC of many product in-licensings and company acquisitions across multiple disease areas and provided objective and independent views

>Next: Ende’s experience as both a financial analyst and M.D. will make him a valuable addition to the Forest Labs board

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LABORATORIES

- Ende’s experience as both a financial analyst and M.D. will make him a valuable addition to the Forest Labs board

Ende’s experience as a research analyst and medical doctor will also help him add value

Ende worked as a senior biotechnology and specialty pharma research analyst at Merrill Lynch, Bank of America and Lehman Brothers for 11 years

During that time, Ende analyzed hundreds of companies on several dimensions:

- Financial statements

- Corporate governance

- Operating leverage

- Clinical data

- Drug markets

- Competitive landscape

- Acquisitions and divestitures

- Licensing opportunities

Ende understands what factors and decisions drive shareholder returns

Ende’s experience as a medical doctor helps him understand the physician decision-making process with implications for commercialization efforts

Ende’s experiences as a Genzyme director, research analyst and medical doctor make him eminently qualified to serve on the Forest Labs board

>Next: Nominees Denner and Mulligan drove substantial change at ImClone Systems across Partner Relations, Cost Structure, Product Pipeline. Culture, and Litigation...

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LABORATORIES

- Nominees Denner and Mulligan drove substantial change at ImClone Systems across Partner Relations, Cost Structure, Product Pipeline, Culture, and Litigation…

Denner and Mulligan drove substantial change at ImClone Systems across many dimensions

Partner Relations

Recharged partner relations with BMY as relationship had deteriorated due to prior management neglect

Initiated dialogue, ultimately leading to new agreement with BMY that expanded ERBITUX develop, budget with no change to ImClone economics

From 2005 to 2007, ERBITUX sales grew by 37% annually

Cost Structure

ImClone cost structure had not been appropriate for company needs

Exec. Committee reallocated costs, shifting SG&A spending by expanding sales force for tactical reasons while reducing overhead costs

Margin expansion and capex reduction led to substantial free cash flow growth

Increased spending on R&D and sales force funded through savings on corporate costs

Product Pipeline

Industry had poor perception of ImClone pipeline and R&D efforts

Exec. Committee conducted top-down review of pipeline

Significantly increased investments in promising candidates such as 1121B, A12 11F8 and others

Cancelled programs with poor ROI

Pipeline cited as major strategic rationale for whole company acquisition

Culture

ImClone morale poor due to lack of strategic direction from prior management

Took steps to institute a new culture through emphasis on cash flow, investment in R&D and increased responsibility to scientists/clinicians

Litigation

Settled litigation including Yeda, Abbott and Repligen

Removed substantial overhang from valuation of company

Source: Public documents

>Next: The Icahn Nominees success extends to Biogen Idec…

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Icahn Nominees Collaborated With Existing Board Members To Enhance Value At Biogen Idec:

- Alex Denner and Richard Mulligan were elected to the Biogen Idec board in June 2009

- Partnered with existing board members to make management team changes

- Collaborated with existing board members to conduct in-depth analysis of R&D spending and pipeline, leading to restructuring of efforts, prioritization of development of drug candidates and dramatic acceleration of clinical activities critical to product development

- Worked together with existing board members to accelerate and increase share repurchases

- Board empowered management to examine cost structure, leading to margin expansion & substantial free cash flow growth

>Next: At Biogen Idec, Denner and Mulligan collaborated with the existing board to make management changes, analyze R&D spending and pipeline, accelerate share repurchases, and generate margin expansion and significant free cash growth

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- At Biogen Idec, Denner and Mulligan collaborated with the existing board to make management changes, analyze R&D spending and pipeline, accelerate share repurchases, and generate margin expansion and significant free cash growth

Icahn nominees collaborated with existing board members to enhance value at Biogen Idec

Alex Denner and Richard Mulligan elected to Biogen Idec board in June 2009

Partnered with existing board members to make management team changes

Collaborated with existing board members to conduct in-depth analysis of R&D spending and pipeline, leading to restructuring of efforts, prioritization of development of drug candidates and dramatic acceleration of clinical activities critical to product development

Worked together with existing board members to accelerate and increase share repurchases

Board empowered management to examine cost structure, leading to margin expansion & substantial free cash flow growth

Source: Public documents

>Next: The Icahn Nominees Worked With Existing Directors To Drive Substantial Change At Several Biopharmas:

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-The Icahn nominees worked with existing directors to drive substantial change at Genzyme, Enzon, and Amlyn...

Icahn nominees worked with existing directors to drive substantial change

Genzyme

Enzon

Amylin

Operational

R&D

Other

Reduced spending by $350M

Examined multiple in-licensing opportunities in multiple therapeutic areas

Executed three business divestitures

Sold company

Reduced overhead spending

Reprioritized and advanced product pipeline

Sold pharmaceutical business

Declassified board

Reorganized commercialization efforts

Reduced spending

Focused R&D efforts on Exenatide franchise, Pramlintide and Metreleptin

Source: Public documents

>Next: With our past successes in mind, consider our plan for Forest...

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Icahn Nominees Have Several Proposals For Forest Labs To Enhance

Value:

- Accelerate development and adoption of succession plan

- Focus company on strategic therapeutic areas

- Examine cost structure and identify areas for improvement

- Share best practices from director experience at other companies

- Ensure investor interests represented when considering capital allocation decisions

- Maximize return of capital to shareholders while helping company achieve full potential

>Next: Icahn nominees will seek to generate long term, sustainable value... so please, vote the Gold Card..

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Street-Name Holders:

If you hold your shares though a custodian bank or broker, you can send your GOLD voting instruction form back in the provided return envelope or vote your shares electronically by the following two methods:

Internet:

1. Go to the Web site www.proxvvote.com.

2. Enter your 12-digit Control Number located on the label of your voting form.

3. Follow the instructions provided.

Telephone:

1. Please call the toll-free telephone number located on your voting instruction form.

2. Enter your 12-digit Control Number located on the label of your voting form.

3. Follow the instructions provided.

Registered Holders:

If you are a registered name shareholder, you can send your GOLD proxy card back in the provided postage-paid return envelope or vote your shares electronically by the following two methods;

Internet:

1. Go to the Web site: https://www.directvote.com/fbx.

2. Enter your Control Number located on the label of your proxy card.

3. Follow the instructions provided.

Telephone:

1. Please call toll-free 1-888-216-1292.

2. Enter your Control Number located on the label of your proxy card.

3. Follow the instructions provided.

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Thursday

Aug042011

WSJ: Court Gives Carl Icahn Ammo Against

Forest Labs*

Thursday August 4, 2011 At 03:00PM

A Delaware court agreed to provide Carl Icahn some potential ammunition for his fight against Forest Laboratories Inc.

A judge this week said Icahn’s firm can access minutes from a Forest Labs board meeting and correspondence between the company and the government. Icahn, whose firm owns nearly 7% of the drug company’s stock, requested the minutes as part of his effort to unseat four Forest Labs directors at the company’s annual meeting Aug. 18.

Please click here for the full article.

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* Consent of the author and publication has not been obtained to use this report as proxy soliciting material

Court Gives Carl Icahn Ammo Against Forest Labs

By Shira Ovide

A Delaware court agreed to provide Carl Icahn some potential ammunition for his fight against Forest Laboratories Inc.

Bloomberg News

A Delaware court agreed to provide Carl Icahn some potential ammunition for his fight against Forest Laboratories Inc.

A judge this week said Icahn’s firm can access minutes from a Forest Labs board meeting and correspondence between the company and the government. Icahn, whose firm owns nearly 7% of the drug company’s stock, requested the minutes as part of his effort to unseat four Forest Labs directors at the company’s annual meeting Aug. 18.

Icahn’s case against the company in part relates to the government effort to exclude Forest Labs Chairman and CEO Howard Solomon from doing business with federal government programs such as Medicare and Medicaid, over alleged misconduct in marketing the company’s Celexa and Lexapro antidepressants. Forest Labs last year agreed to pay $313 million in criminal and civil penalties in the marketing-misconduct case.

If HHS decides to exclude Solomon from Medicare and other programs, Forest Labs has said its longtime chieftain may be forced to step aside. Forest in April said it is challenging the government’s effort to exclude Solomon from government programs. “No one has ever alleged that Mr. Solomon did anything wrong, and excluding him [from the industry] is unjustified,” Forest general counsel Herschel Weinstein told The Wall Street Journal in April.

In a recent investor presentation, Icahn’s firm said the board hasn’t “recognized or reacted to challenges as evidenced by inaction and lack of adequate succession planning.”

It’s not clear what the Forest Labs board minutes show, but Icahn is expected to release the documents publicly to bolster his case to replace four Forest Labs board members with Icahn’s own director candidates, according to a person familiar with the matter. Forest Labs told investors the Icahn board nominees are conflicted or unqualified.

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Disclaimer:

This website includes information based on data found in filings with the SEC, independent industry publications and other sources. Although we believe that the data is reliable, we do not guarantee the accuracy or completeness of this information and have not independently verified any such information. We have not sought, nor have we received, permission from any third-party to include their information on this website.

Many of the statements on this website reflect our subjective belief. Although we have reviewed and analyzed the information that has informed our opinions, we do not guarantee the accuracy of any such beliefs.

Sections of this website refer to the experience of our nominees for director at Forest Laboratories during their tenure as directors of Biogen Idec, ImClone Systems Inc., Genzyme Corporation, Amylin Pharmaceuticals, and Enzon Pharmaceuticals. We believe their experience at these companies was a success and resulted in an increase in shareholder value that benefited all shareholders. However, their success at these companies is not necessarily indicative of future results at Forest Laboratories if our nominees were to be elected to the Forest Laboratories Board of Directors. In addition, we acknowledge that if elected, our nominees will be in a minority of the directors and will not alone be able to adopt resolutions.

ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP., ICAHN PARTNERS MASTER FUND III LP., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL LP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WW.SEC.GOV OR BY CONTACTING

D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL-FREE: (800) 697-6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269-5550.

OTHER THAN AS EXPRESSLY INDICATED OTHERWISE ON THIS WEBSITE, CONSENT OF THE AUTHOR AND PUBLICATION HAS NOT BEEN OBTAINED TO USE ANY PREVIOUSLY PUBLISHED MATERIAL INCLUDED ON THIS WEBSITE AS PROXY SOLICITING MATERIAL.

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